Audited Consolidated Balance Sheet as of December 31, 2018 and Unaudited Interim Condensed Consolidated Balance Sheet as of September 30, 2019 (Parentheticals) - $ / shares	Sep. 30, 2019	Dec. 31, 2018
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, authorized (in shares)	500,000,000	500,000,000
Ordinary shares, issued (in shares)	25,964,190	23,184,612
Ordinary shares, outstanding (in shares)	25,964,190	23,184,612